Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark R. Templeton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Artisan Components, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Artisan Components, Inc.


                                        By: /s/ Mark R. Templeton
                                            ------------------------------------
                                            Mark R. Templeton
                                            President, Chief Executive Officer
                                            and Director (Principal Executive
                                            Officer)

I, Joy E. Leo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Artisan Components, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Artisan Components, Inc.


                                        By: /s/ Joy E. Leo
                                            ------------------------------------
                                            Joy E. Leo
                                            Vice President, Finance and
                                            Administration, Chief Financial
                                            Officer and Secretary (Principal
                                            Financial and Accounting Officer)